SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2013

ATRICURE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-51470	34-1940305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6217 Centre Park Drive West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 755-4100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On January 2, 2014, AtriCure, Inc. (“AtriCure” or the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) to report the Company’s acquisition of Estech (defined below) pursuant to the Merger Agreement, dated as of December 19, 2013 (the “Merger Agreement”), among AtriCure, Niners Merger Sub, LLC, a Delaware limited liability company and a subsidiary of AtriCure (“Merger Sub”), Endoscopic Technologies, Inc., a Delaware corporation (“Estech”) and Fortis Advisors LLC, solely in its capacity as representative of the stockholders (“Representative”). This Form 8-K/A is being filed to amend the Original Filing to provide the required financial statements and pro forma financial information described below. Capitalized terms used in this Current Report but not defined herein shall have the respective meanings assigned thereto in the Original Filing.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Endoscopic Technologies, Inc. for the years ended December 31, 2012 and December 31, 2011, including the notes to such financial statements, are incorporated herein by reference to Exhibit 99.1. The unaudited consolidated financial statements of Endoscopic Technologies, Inc. for the nine months ended September 30, 2013 and September 30, 2012, including the notes to such financial statements, are incorporated herein by reference to Exhibit 99.2.

(b) Pro Forma Financial Information

The pro forma financial information of the Company and Endoscopic Technologies, Inc., including the pro forma balance sheet as of September 30, 2013, the pro forma condensed combined statement of continuing operations for the fiscal year ended December 31, 2012 and the pro forma condensed combined statement of continuing operations for the nine months ended September 30, 2013, including the notes to such pro forma financial information, are incorporated herein by reference to Exhibit 99.3.

(d) Exhibits

99.1	Endoscopic Technologies, Inc. audited consolidated financial statements (balance sheet as of December 31, 2012 and December 31, 2011, statements of operations for the years ended December 31, 2012 and December 31, 2011, statements of stockholders’ equity for the years ended December 31, 2012 and December 31, 2011, and statements of cash flows for the years ended December 31, 2012 and December 31, 2011) (incorporated by reference from the Company’s Registration Statement on Form S-3 File No. 333-193370 as filed on January 15, 2014 and amended by amendment No. 1 to Form S-3 filed on February 3, 2014).

99.2	Endoscopic Technologies, Inc. unaudited consolidated financial statements (balance sheet as of September 30, 2013, statements of operations for the nine months ended September 30, 2013, and September 30, 2012, statements of stockholders’ equity for the nine months ended September 30, 2013 and September 30, 2012, and statements of cash flows for the for the nine months ended September 30, 2013 and September 30, 2012) (incorporated by reference from the Company’s Registration Statement on Form S-3 File No. 333-193370 as filed on January 15, 2014 and amended by amendment No. 1 to Form S-3 filed on February 3, 2014).

99.3	Company and Endoscopic Technologies, Inc. pro forma financial information (pro forma condensed combined balance sheet as of September 30, 2013, pro forma condensed combined statement of continuing operations for the fiscal year ended December 31, 2012 and pro forma condensed combined statement of continuing operations for the nine months ended September 30, 2013) (incorporated by reference from the Company’s Registration Statement on Form S-3 File No. 333-193370 as filed on January 15, 2014 and amended by amendment No. 1 to Form S-3 filed on February 3, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRICURE, INC.

Dated: March 13, 2014	By:	/s/ M. Andrew Wade
M. Andrew Wade
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)